UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2006


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

         New York                        1-14761                13-4007862
      (State or other            (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

    One Corporate Center, Rye, NY                                 10580
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     On May 1, 2006, GAMCO Investors, Inc. (the "Company") issued a press release setting forth the Company's first-quarter 2006 earnings. A copy of the Company's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.




     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99 Company's Press Release dated May 1, 2006.

                                  Exhibit Index
                                  -------------

Exhibit No.
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99             Company's Press Release dated May 1, 2006.


SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GAMCO Investors, Inc.

                                                By: /s/ Michael R. Anastasio Jr.
                                                    ----------------------------
                                                        Michael R. Anastasio Jr.
                                                        Chief Financial Officer

Date: May 3, 2006
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